CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 19, 1998 included in Veterinary Centers of America, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in or made a part of this Registration Statement.


                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP

Los Angeles, California
April 10, 1998

                               EXHIBIT 23.1